                               ESCROW AGREEMENT

     THIS AGREEMENT is made and entered into as of August 11th, 2000, by and among THE BANK OF NEW YORK (the "Escrow Agent"), and J.P. CAREY SECURITIES, INC. (the "Placement Agent"), 2-INFINITY.COM, INC., (the "Company").

                                    RECITALS

     The Company proposes to offer for sale to investors through the Placement Agent up to $3,000,000 in the Company's Series A Convertible Preferred Stock, no par value per share (the "Securities"), pursuant to Rule 4(2) under the Securities act of 1933, as amended (the "1933 Act") and or Rule 506 of Regulation D promulgated under the 1933 Act, as amended, in an initial minimum tranche of $1,000,000 (the "Minimum") and subsequent minimum tranches of at least $250,000 per tranche (the "Subsequent Minimum") resulting in gross proceeds to the Company of up to $3,000,000 (the "Proceeds").

     The Placement Agent intends to sell the Securities as the Company's agent on a best efforts basis (the "Offering").

     The Company and Placement Agent desire to establish an escrow account in which funds received from subscribers will be deposited pending completion of the Escrow Period. The Bank of New York agrees to serve as Escrow Agent in accordance with the terms and conditions set forth herein.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

1. ESTABLISHMENT OF ESCROW ACCOUNT. On or prior to the date of the commencement of the offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled, 2-Infinity.com Account (the "Escrow Account"). The Placement Agent will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

          Bank:  The Bank of New York
          ABA # 021000018
          GLA # 111-565
          Reference TAS # 052595, 2-Infinity & J.P. Carey Esc
          Attn: Peggy McWhorter (770)698-5186

Only wire transfers shall be accepted.

2. ESCROW PERIOD. The Escrow period shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

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     A.   The date upon which the Escrow Agent confirms that its has received in the Escrow Account gross proceeds of $3,000,000 in deposited, funds (the "Maximum");

     B. The expiration of one hundred twenty (120) days from the date of commencement of the Offering (unless extended by mutual written agreement between the Company and the Placement Agent with a copy of such extension to the Escrow Agent); or

     C. The date upon which a determination is made by the Company and the Placement Agent to terminate the offering prior to the sale of the Maximum.

During the Escrow Period, the Company is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company or any other entity.

     3. DEPOSITS INTO THE ESCROW ACCOUNT. The Placement Agent agrees that it shall promptly deliver all monies received from subscribers for the payment of the Securities to the Escrow Agent for deposit in the Escrow Account.

     4. DISBURSEMENTS FROM THE ESCROW ACCOUNT. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Minimum and any amounts up to the Maximum, Escrow Agent shall notify the Company and the Placement Agent. The Escrow Agent will continue to hold such funds until Placement Agent and Company jointly notify Escrow Agent in writing as to the disbursement of funds pursuant to a closing statement signed by each of the Placement Agent and the Company (the "Closing Statement"). In disbursing such funds, Escrow Agent is authorized to rely upon such Closing Statement from Company and Placement Agent and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Placement Agent that Escrow Agent already has on file.

     In the event the Escrow Agent does not receive the Minimum deposit totaling $1,000,000 or Subsequent Minimum deposits totaling $250,000 prior to the expiration of the Escrow Period (the "Minimum Deposits"), the Escrow Agent shall notify the Company and the Placement Agent. Upon receipt of payment instructions from the Company, the Escrow Agent shall refund to each subscriber with interest the amount received from each subscriber, without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company or any of its creditors.

     In the event the Escrow Agent does receive deposits totaling the Minimum prior to expiration of the Escrow Period, in no event will the Escrow Amount be released to the Company until such amount is received by the Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

     5. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

     Any wires returned unpaid to the Escrow Agent shall be returned to the Placement Agent. In such cases, the Escrow Agent will promptly notify the Company for such return.

     If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check or wire to the rejected subscriber. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's wire for collection, the Escrow Agent shall promptly issue a check or wire the amount of the subscriber's wire to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's wire for collection, the Escrow Agent shall promptly remit the subscriber's wire directly to the subscriber. The Company shall provide payment instructions to the Escrow Agent.

     6. INVESTMENT OF ESCROW AMOUNT. The Escrow Agent may invest the Escrow Amount only in such accounts or investments as the Company may specify by written notice. The Company may only specify investment in money market instruments.

     7. COMPENSATION OF ESCROW AGENT. The Company shall, pay the Escrow Agent a fee for its escrow services as set forth on Exhibit "A" to this Escrow Agreement. If it is necessary for the Escrow Agent to return funds to the subscribers, the Company shall pay to the Escrow Agent an additional amount sufficient to reimburse it for its fees and actual cost in disbursing such funds. However, if funds are refunded to subscribers, no such fee, reimbursement for costs and expenses, indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall be paid out of or chargeable to the principal amount of funds on deposit in the Escrow Account.

     8.   GENERAL PROVISIONS.

     (a)  (i)    Escrow Agent shall not be liable to anyone for any damages, losses, or expense which they may incur as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of Escrow Agent's counsel or counsel for any other party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement or (ii) any action taken or omitted in reliance upon any instrument, including execution, or the identity or authority of any person executing such instrument, its validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow
                 Agent shall, in good faith, believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Escrow Agreement.

          (ii) Escrow Agent shall not be bound in any way by any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

          (iii) The parties hereto, jointly and severally, hereby agree to indemnify and, hold harmless Escrow Agent against any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, and attorney's fees, and disbursements, which may be imposed upon Escrow Agent in connection with its acceptance of appointment as Escrow Agent hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof, and all such costs, expenses and disbursements shall be deducted from the income (if sufficient) or paid by the parties hereto, except for matters arising from the gross negligence or willful misconduct of Escrow Agent.

          (iv) As security for such fees and expenses of Escrow Agent and any and all losses, claims, damages, liabilities and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder, and with performance of the agreements herein contained, the Escrow Agent is hereby given a lien upon all assets held by Escrow Agent hereunder, which lien shall be prior to all other liens upon or claims against such assets, except for claims of subscribers in the event the Minimum is not raised.

     (b)  (i)    In the event of any disagreement among any of the parties to this Agreement, or among them or any other person resulting in adverse claims and demands being made in connection with or from any property involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Escrow Agreement, and in so doing the Escrow Agent shall be entitled to continue to refrain from acting until (a) the right of adverse claimants shall have been finally settled by binding arbitration or finally adjudicated in a court assuming and having jurisdiction of the property involved herein or affected hereby or (b) all differences shall have been adjusted by agreement and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto.

          (ii) In the event of such disagreement (or resignation under the terms of this Agreement), Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction all, money or property in its hands under the terms of this Agreement, together with such legal proceedings as it deems appropriate and thereupon to be discharged from all further duties under this Escrow Agreement. The filing of any such legal proceeding shall not deprive Escrow Agent of its compensation earned prior to such filing.

          (iii) Escrow Agent shall have no obligation to take any legal, action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity shall be furnished.

     (c) This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns and legal representatives. Any corporation into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation to which substantially all the corporate trust business of Escrow Agent may be transferred, shall, subject to the terms of the Escrow Agreement, be Escrow Agent under this Escrow Agreement without further act.

     (d) This Escrow Agreement is being delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the principles or rules governing conflicts of laws.

     (e) Notices, requests, demands or other communications required or permitted under this Escrow Agreement will be in writing and will be deemed given when actually delivered, received via facsimile notice for which a confirmation is received, or the third business day after said notice has been sent by certified mail, postage prepaid, return receipt requested to:

     If to Escrow Agent:     The Bank of New York
                             Suite 520
                             100 Ashford Center, North
                             Atlanta, Georgia 30338

     If to Placement Agent:  J.P. Carey Securities, Inc.
                             Atlanta Financial Center, Suite 500
                             3343 Peachtree Rd., N.E.
                             Atlanta, Georgia 30326
                             Attention: Mr. Joseph Canouse
                             Facsimile Number: (404) 816-6268

     If to Company:          2-Infinity.com, Inc.
                             4828 Loop Central Drive, Suite 150
                             Houston, Texas 77081

                             Attention: Majed M. Jalali
                             Facsimile Number: (713) 838-8741

     With a copy to:         David B. Deaton, Esq.
                             Jackson Walker LLP
                             Suite 4200
                             1100 Louisiana
                             Houston, TX 77002
                             Facsimile Number: (713) 752-4221

          or such other address as a party may specify in writing to other parties pursuant hereto.

     (f) This Escrow Agreement shall not be modified, revoked, released or terminated except in writing and signed by the parties hereto.

     (g) Should, at any time, any attempt be made to modify this Escrow Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or to modify this Escrow Agreement in any matter which Escrow Agent shall deem undesirable, or at any other time, Escrow Agent may resign by notifying the parties in writing, by certified mail to their respective addresses here and above set forth. Until (i) the acceptance by such successor Escrow Agent as shall be appointment by such parties; or (ii) 60 days following the date upon which notice was mailed, whichever occurs sooner, Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of this Escrow Agreement. If said 60 days have passed without the acceptance by such successor Escrow Agent as shall have been appointed by such parties, then the Escrow Agent may exercise its rights under item 8(b)(ii) of this Agreement.

     (h) No Implied Duties. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The parties hereby acknowledge that the Escrow Agent is serving as the Escrow Agent of the offering for the limited purposes set forth herein, and hereby agree that they will not represent or imply that the Escrow Agent, by serving as the escrow agent hereunder or otherwise, has investigated the desirability or advisability of this investment, or has approved, endorsed or passed upon the merits of this offering or any related, offering. It is further agreed that no party shall in any way use the name "The Bank of New York" in any sales presentation or literature except in, the context of the duties of the Escrow Agent as escrow agent of the Offering in the strictest sense. Any breach or violation of this paragraph (i) shall be grounds for the immediate resignation by the Escrow Agent. This Escrow Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year above set forth.

     ESCROW AGENT:           THE BANK OF NEW YORK



                             By:  /s/ Peggy McWhorter
                                ---------------------------
                             Name: Peggy T. McWhorter
                             Title: As Agent

     PLACEMENT AGENT:        J.P. CAREY SECURITIES, INC.



                             By:  /s/ Janet L. Muller
                                ---------------------------
                             Name: Janet L. Muller
                             Title: Chief Compliance Officer

     COMPANY:                2-INFINITY.COM, INC.



                             By:  /s/ Majed M. Jalali
                                ---------------------------
                             Name: Majed M. Jalali
                             Title: Chairman of the Board, Chief Executive
                                    Officer and President

                                  EXHIBIT "A"

              ESCROW AGREEMENT BY AND AMONG THE BANK OF NEW YORK,
              J.P. CAREY SECURITIES, INC. AND 2-INFINITY.COM, INC.


I.   ACCEPTANCE FEE                                                    $500.00

     Includes review of all documents, attendance at document conferences and closing (if necessary), establishment of accounts; receipt and deposit assets. This one-time fee is payable at the time of closing.

II.  ANNUAL ADMINISTRATION FEE                                         $750.00

     Includes performance of all administrative duties under document provisions, including receipt and **disbursement of funds, periodic statement of account. Our annual administration fee is billed and payable annually in advance.

III. **DISBURSEMENT FEE                                                 $25.00

     Charge for each payment each in excess of up to three disbursements of three payments each covered by the Annual
     Administration Fee.

IV.  REFUND OF SUBSCRIPTION DEPOSITS                                    $50.00

     Charge for each subscriber paid. Includes calculation of interest earned and wire/check fees.

V.   OUT-OF-POCKET EXPENSES                                            At Cost

     All out-of-pocket expenses such as, but not limited to, travel, stationary, postage, insurance, courier charges, legal fees (if required), wire transfers, retention of records, and supplies such as check forms, will be billed at cost. In the event the transaction terminates before closing, all out-of-pocket expenses incurred, including our counsel fees, if applicable, will be billed.

VI.  EXTRAORDINARY SERVICES                                           At Cost

     Charges for the performance of any services not of a routine administrative nature will be determined by appraisal at such time in amounts commensurate with the service. These extraordinary services may partially be classified as amendments and releases: preparation of special or interim reports which the escrow agent or agent must submit; unusual studies, considerations and actions taken with respect to document provisions.

     We reserve the right to adjust this schedule of fees from time to time upon 60 days written notice.

      OUR PROPOSAL IS SUBJECT TO OUR REVIEW AND ACCEPTANCE OF THE GOVERNING
           DOCUMENTS WHICH SET FORTH OUR DUTIES AND RESPONSIBILITIES.


     Dated: Aug 11th, 2000